SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): August 28, 2007

SARS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-51046	33-0677545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

19119 Northcreek Parkway, Suite 201
Bothell, WA 98011
 (Address of principal executive offices)

Registrant’s telephone number, including area code: 866-276-7277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report is amended to report revised disclosures in the security ownership table and footnote (2) and additional disclosures in certain relationships and related transactions, both included as Item 2.01, and to file as Exhibit 99.1 - September 30, 2006 consolidated financial statements restated for issuance of common stock during the year ended December 31, 2004 (the "2004 restatement"), which resulted in, among other things, increasing paid in capital by $195,000 and increasing accumulated deficit, for a net effect of zero as of January 1, 2005, December 31, 2005 and September 30, 2006 (see Note 14 Restatement), and as Exhibit 99.3 - June 30, 2007 and 2006 condensed consolidated financial statements restated for the 2004 restatement and for recording fees due a related party in connection with fund-raising activities, which resulted in, among other things, increasing amounts due to a related party by $242,000, and decreasing stockholders equity by the same amount at June 30, 2007 (See Note 12 Restatement).

Item 2.01                      Completion of Acquisition or Disposition of Assets

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this Report, the Company has 26,466,040 shares of common stock outstanding and 1 share of preferred stock outstanding.  The following table sets forth certain information regarding the beneficial ownership of our outstanding shares as of the date of this Report by (i) each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group.

Title of Class:	Name and Address of Beneficial Holder:	Amount and Nature of Beneficial Ownership:	Percent of Class (6):
Common, $.01 par value	Earnest Mathis, Director 2560 W. Main Street, Ste. 200 Littleton, CO 80120	411,536 (1)	1%
Common, $.01 par value	Clayton Shelver, CEO 601 108th Ave. NE, Ste. 1908 Bellevue, WA 98004	377,925	1%
Common, $.01 par value	David Otto Director and Secretary 601 Union Street, Ste. 4500 Seattle, WA 98101	5,639,774 (2)	19%
Common, $.01 par value	Jeremy Johnson, CTO 601 108th Ave. NE, Ste. 1908 Bellevue, WA 98004	54,750	<1%
Common, $.01 par value	Cecil Whitlock, CFO 601 108th Ave. NE, Ste. 1908 Bellevue, WA 98004	419,750 (3)	1%
Common, $.01 par value	Robert Lear, COO 601 108th Ave. NE, Ste. 1908 Bellevue, WA 98004	93,075	<1%
Common, $.01 par value	Laurence and Artha Shelver 601 108th Ave. NE, Ste. 1908 Bellevue, WA 98004	1,712,607 (4)	6%
Common, $.01 par value	Capital Group Communications, Inc. 1750 Bridgeway, Suite #A200 Sausalito, CA 94965	1,753,025 (5)	6%
Common, $.01 par value	Constance Lautieri 601 108th Ave. NE, Ste. 1908 Bellevue, WA 98004	2,284,170 (6)	6%
Total Held by Officers and Directors:		8,709,417	30%
Total Held by Officers, Directors and Certain Beneficial Owners:		12,746,612	42%

(1)
The amount includes a common stock purchase warrant to acquire up to 75,000 shares at $1.25/share with an expiration date of August 20, 2010.  This warrant is held by Mathis Family Partners, Ltd., of which Mr. Mathis is a partner.

(2)
Of the shares of Common Stock held by Mr. Otto, 730,000 shares are held by Otto Capital Holdings, Inc., of which Mr. Otto is the President; 492,750 shares are held by Crimson Capital, LLC, of which Mr. Otto is a member; 1,288,024 shares are held by Joseph Martin, LLC, of which Mr. Otto is a member; 912,500 are held by Saratoga Capital Partners I, Inc., of which Mr. Otto is a manager; and 36,500 shares are held by Cambridge Partners, LLC, of which Mr. Otto is a member.  Crimson Capital, LLC also owns a common stock purchase warrant to acquire up to 100,000 shares at $1.00/share with an expiration date of September 30, 2011.  Cambridge Partners, LLC owns a common stock purchase warrant to acquire up to 100,000 shares at $1.00/shares with an expiration date of September 30, 2011.  Saratoga Capital Partners I, Inc. owns a common stock purchase warrant to acquire up to 1,250,000 shares at $1.00/share with an expiration date of September 30, 2011.  In March 2004, the Company entered into an engagement agreement with The Otto Law Group, PLLC, of which Mr. Otto is the manager, (the “Engagement”).  Pursuant to the engagement, a total of 1,186,000 shares of common stock are issuable to The Otto Law Group, PLLC.

(3)	This amount includes a common stock purchase warrant to acquire up to 182,500 shares of common stock at $1.00/share with an expiration date of October 31, 2011.

(4)
Laurence G. Shelver is the father of Clayton Shelver, our Chief Executive Officer.  Additionally, Mr. Shelver is also the holder of the 1 share of Series A Preferred and receives monthly dividend payments of $6,332.73.  The principal amount of the Series A is $949,908.83, interest is 8% per annum, the conversion price is $1/share and will automatically convert into common stock upon expiration in August 2009.

(5)	Capital Group Communications, Inc. provides public relations services to us.

(6)
This amount includes a common stock purchase warrant to acquire up to 585,460 shares of common stock at $1.00/share with an expiration date of January 1, 2010.  This amount also includes a common stock purchase warrant to acquire up to 363,540 shares of common stock at $1.00/share with an expiration date of October 31, 2011.

(7)
As of August 28, 2007, there was 26,466,040 shares of common stock issued and outstanding.  The total amount of shares that could be issued to certain beneficial owners and management within the next 60 days is 2,656,500 shares.  Based on these amounts, the percentage ownership is based on a fully diluted amount of 29,122,540 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

In March 2004, the Company entered into an engagement agreement with The Otto Law Group, PLLC, a law firm.  Pursuant to terms of this engagement agreement, that has no stated term, and in addition to engaging the firm for legal services, the Company has agreed to pay to the firm success fees equal to 5% of cash consideration received and 5% of securities issued in connection with completion of a financing, merger or acquisition effected or initiated by a party introduced to the Company by the firm.

Item 9.01                Financial Statements and Exhibits
Please see the Exhibit Index immediately following the signature page.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2008

SARS CORPORATION

	By:	/s/ Clayton Shelver
Clayton Shelver Chief Executive Officer

Exhibit No.	Description	Location

3.1	Articles of Incorporation	Incorporated by reference to Exhibit 3.0 filed with Form 10-SB12G on February 24, 1999.

3.1.1	Certificate of Amendment to the Articles of Incorporation	Incorporated by Reference to Exhibit 3.0 filed with Form 10-QSB on August 13, 2007.

10.1	Agreement and Plan of Merger	Incorporated by Refernce to Exhibit 10.1 filed with Form 8-K on August 31, 2007.

99.1	Audited Financial Statements of Business Acquired, as restated.	Attached.

99.2	Financial Statements of Mycom Group, Inc.	Incorporated by Refernce to Exhibit 99.2 filed with Form 8-K on August 31, 2007.

99.3	Unaudited Financial Statements of Business Acquired, as restated.	Attached.